                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2000




                         TRANSCRYPT INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      0-21681                 47-0801192
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S.EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)



                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 474-4800

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Item 5.   OTHER EVENTS.

          On November 6, 2000, Transcrypt International, Inc. (the "Company") issued a news release announcing third quarter 2000 results of operations. A copy of the Company's news release is attached as Exhibit 99.1.



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          The following are furnished as exhibits to this report:

          99.1      News Release issued on November 6, 2000 by the Registrant.
          99.2 Letter to shareholders issued as a news release on November 6, 2000 by the Registrant.


Item 9.   REGULATION FD DISCLOSURE

          On November 6, 2000, the Company issued a news release releasing a letter to shareholders from the Company's chief executive officer discussing the Company's current status, market strategy, and future outlook. A copy of the Company's news release is attached as Exhibit 99.2.


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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   TRANSCRYPT INTERNATIONAL, INC.


Date: November 6, 2000             By: /s/ MASSOUD SAFAVI

                                   Massoud Safavi
                                   Senior Vice President and Chief Financial
                                   Officer (Principal Financial and Accounting
                                   Officer)


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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
99.1           News Release issued on November 6, 2000 by the Registrant.
99.2           Letter to shareholders issued as a news release on November 6, 2000 by the Registrant.


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